                                                                   Exhibit 10(f)


Options were granted to the executive officers listed below for the number of shares and the exercise prices shown below:

                            PREMIUM-PRICED OPTIONS

                              GRANT DATE - 1/1/95


                             # of Options   # of Options   # of Options
                             Exercisable @  Exercisable @  Exercisable @
Name                            $43.275       $50.4875        $57.70
----                         -------------  -------------  -------------
(1) John R. Walter              166,667        166,667        166,666*

(2) Jonathan P. Ward             58,334         58,333         58,333

(3) William E. Tyler             58,334         58,333         58,333

(4) Frank R. Jarc                40,000         40,000         40,000*

(5) Steven J. Baumgartner        40,000         40,000         40,000


*Cancelled without vesting

                                                                      As Amended
                                                               September 1, 1996

                         R. R. DONNELLEY & SONS COMPANY
                             STOCK OPTION AGREEMENT
                             ----------------------
                               (premium options)

          R. R. DONNELLEY & SONS COMPANY, a Delaware corporation (herein called the "Company"), acting pursuant to the provisions of its 1991 Stock Incentive Plan, which was approved by stockholders on March 28, 1991 (herein called the "Plan"), hereby grants to _______ (herein called "Optionee"), as of January 1, 1995 (herein called the "option date"), an option to purchase from the Company
(i) ______ shares of common stock of the Company, par value $1.25 per share (herein called "common stock"), at a price of ______ per share (herein called the "First Premium Option"), (ii) ____ shares of common stock at a price of $_____ per share (herein called the "Second Premium Option") and (iii) _____ shares of common stock at a price of $______ per share (herein called the "Third Premium Option" and the First Premium Option, the Second Premium Option and the Third Premium Option are collectively referred to herein as the "option") to be exercisable during the term commencing on January 1, 1995 and ending on December 31, 2004 (herein called the "option term"), but only upon the following terms and conditions:

          1. The option may be exercised by Optionee, in whole or in part, from time to time, during the option term only in accordance with the following conditions and limitations:

(a) Except as provided in Sections 5 and 7 hereof, Optionee must, at any time the option becomes exercisable and at any time the option is exercised, have been continuously in the employment of the Company since the date hereof. Leave of absence for periods and purposes conforming to the personnel policies of the Company and approved by the Committee administering the Plan shall not be deemed terminations of employment or interruptions of continuous service.

(b) Unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is in effect as to the shares purchasable under the option, no shares of common stock may be purchased under the option unless, prior to the purchase thereof, the Company shall have received an opinion of counsel to the effect that the sale of such shares by the Company to Optionee will not constitute a violation of the Securities Act. Optionee hereby agrees that as a condition of exercise, Optionee will, if requested by the Company, submit a written statement, in form satisfactory to counsel for the Company, to the effect that any shares of common stock purchased upon exercise of the option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act, and the Company shall have the right, in its discretion, to cause the certificates representing shares of common stock purchased under the option to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

(c) Subject to Sections 5 and 7 hereof, the option shall become exercisable as follows:

     (1) In the event Total Stockholder Return (as hereinafter defined) for the four-year period commencing January 1, 1995 and ending on December 31, 1998 (the "First Performance Period") exceeds the S&P Industrial Index Total Return (as hereinafter defined) for the First Performance Period, the option shall become exercisable on December 31, 1998 with respect to all of the shares of common stock subject to the option and the following subsections (2)-(8) shall not apply. In the event Total Stockholder Return for the First Performance Period equals or is less than the S&P Industrial Index Total Return for the First Performance Period, the option may become exercisable as set forth below.

     (2) In the event Total Stockholder Return for the four-year period commencing January 1, 1996 and ending on December 31, 1999 (the "Second Performance Period") exceeds the S&P Industrial Index Total Return for the Second Performance Period, the option shall become exercisable on December 31, 1999 with respect to all of the shares of common stock subject to the option and the following subsections (3)-(8) shall not apply. In the event Total Stockholder Return for the Second Performance Period equals or is less than the S&P Industrial Index Total Return for the Second Performance Period, the option may become exercisable as set forth below.

     (3) In the event Total Stockholder Return for the four-year period commencing January 1, 1997 and ending on December 31, 2000 (the "Third Performance Period") exceeds the S&P Industrial Index Total Return for the Third Performance Period, the option shall become exercisable on December 31, 2000 with respect to all of the shares of common stock subject to the option and the following subsections (4)-(8) shall not apply. In the event Total Stockholder Return for the Third Performance Period equals or is less than the S&P Industrial Index Total Return for the Third Performance Period, the option may become exercisable as set forth below.

     (4) In the event Total Stockholder Return for the four-year period commencing January 1, 1998 and ending on December 31, 2001 (the "Fourth Performance Period") exceeds the S&P Industrial Index Total Return for the Fourth Performance Period, the option shall become exercisable on December 31, 2001 with respect to all of the shares of common stock subject to the option and the following subsections (5)-(8) shall not apply. In the event Total Stockholder Return for the Fourth Performance Period equals or is less than the S&P Industrial Index Total Return for the Fourth Performance Period, the option may become exercisable as set forth below.

     (5) In the event Total Stockholder Return for the four-year period commencing January 1, 1999 and ending on December 31, 2002 (the "Fifth Performance Period") exceeds the S&P Industrial Index Total Return for the Fifth Performance Period, the option shall become exercisable on December 31, 2002 with respect to all of the shares of common stock subject to the option and the following subsections (6)-(8) shall not apply. In the event Total Stockholder Return for the Fifth Performance Period equals or is less than the S&P Industrial Index Total Return for the Fifth Performance Period, the option may become exercisable as set forth below.

     (6) In the event Total Stockholder Return for the four-year period commencing January 1, 2000 and ending on December 31, 2003 (the "Sixth Performance Period") exceeds the S&P Industrial Index Total Return for the Sixth Performance Period, the option shall become exercisable on December 31, 2003 with respect to all of the shares of common stock subject to the option and the following subsection (7) shall not apply. In the event Total Stockholder Return for the Sixth Performance Period equals or is less than the S&P Industrial Index Total Return for the Sixth Performance Period, the option shall become exercisable as set forth below.

     (7) Notwithstanding the foregoing subsections (1)-(6), but subject to Sections 5 and 7 hereof, the option shall become exercisable on June 30, 2004 with respect to all of the shares of common stock subject to the option and the following subsection (8) shall not apply.

     (8) If while any portion of the option is outstanding and unexercisable, a Change in Control (as defined in the Plan) occurs, then from and after the Acceleration Date (as defined in the Plan), the option shall be exercisable with respect to all of the shares of common stock subject to such portion of the option.

     No fractional shares may be purchased at any time.

          "Total Stockholder Return" means, with respect to any four-year Performance Period, the fair market value (as defined in Section 2) on the last day of such Performance Period of the number of shares of common stock (rounded to the nearest thousandth) which is deemed to be purchased by investing $100 as of the day immediately preceding the first day of such Performance Period. All dividends on common stock shall be assumed to be reinvested in common stock as of each "ex dividend" trading date of the common stock occurring during such Performance Period. For purposes of calculating the number of shares of common stock which are purchased on the day immediately preceding the first day of a Performance Period, the purchase price per share of common stock shall be the fair market value of the common stock on such day.

          "S&P Industrial Index Total Return" means, with respect to any four-year Performance Period, the cumulative total return during such Performance Period of the Standard & Poor's Industrial Index stock index, computed on the same basis as Total Stockholder Return. If the Standard & Poor's Industrial Index is not published or otherwise available for the duration of a Performance Period, "S&P Industrial Index Return" shall mean, with respect to such Performance Period, the cumulative total return during such Performance Period of any stock index determined by the Committee, computed on the same basis as Total Stockholder Return.

          2. Subject to the limitations herein set forth, the option may be exercised by delivery of written notice to the Company specifying the number of shares of common stock to be purchased and accompanied by payment in full of the option price (or arrangement made for such payment to the Company's satisfaction) for the number of shares so purchased. No shares of common stock may be purchased under the option unless Optionee, or in the event of

Optionee's death the executor, administrator, or personal representative of such deceased Optionee, shall pay to the Company such amount as the Company is advised it is required under applicable local, state and federal tax laws to withhold and pay over to governmental taxing authorities by reason of the purchase of shares of common stock pursuant to the option.

          The option price and any federal, state, local and other taxes required to be withheld in connection with such exercise may be paid (i) in cash, (ii) by delivering previously owned whole shares of common stock (which Optionee has held for at least six months prior to the delivery of such shares or which Optionee purchased on the open market and for which Optionee has good title, free and clear of all liens and encumbrances) having a fair market value equal to the option price and such amount of tax, (iii) with respect to taxes only, by authorizing the Company to withhold whole shares of common stock which would otherwise be delivered having a fair market value equal to such amount of tax, or (iv) in a combination thereof. Payment of the option price and such tax, or any part thereof, in previously owned shares of common stock shall not be effective unless Optionee delivers one or more stock certificates (or otherwise delivers shares of common stock to the satisfaction of the Company) representing shares having a fair market value on the date of exercise equal to or in excess of the option price and such tax, or applicable portion thereof, accompanied by such endorsements, signature guarantees or other documents or assurances as may reasonably be required to effect the transfer to the Company of such number of shares. If Optionee delivers a certificate or certificates (or otherwise delivers shares of common stock to the satisfaction of the Company) representing shares in excess of the number required to cover the option price and such tax, a certificate (or other evidence of ownership) representing such excess number of shares will be issued and redelivered to Optionee. For purposes of this Agreement, the fair market value of the common stock on a specified date shall be determined by reference to the average of the high and low transaction prices in trading of the common stock on such date as reported in the New York Stock Exchange-Composite Transactions, or, if no such trading in the common stock occurred on such date, then on the next preceding date when such trading occurred; provided, that if the Committee administering the Plan shall determine that such New York Stock Exchange-Composite Transactions prices are not representative of the fair market value, such Committee shall determine such fair market value by such other appropriate means as it shall determine.

          3.  Upon exercise of the option in whole or in part pursuant to
Section 2 hereof, the Company shall deliver certificates representing the number of shares specified against payment therefor and shall pay all original issue or transfer taxes and all other fees and expenses incident to such delivery.

          4. Optionee shall be entitled to the privileges of ownership with respect to shares subject to the option only as to shares purchased and delivered to Optionee upon exercise of all or part of the option.

          5. (a) If Optionee ceases to be employed by the Company by reason of death prior to June 30, 2004, then the option shall be exercisable by the executor, administrator, personal representative or beneficiary of Optionee during the 90-day period commencing on the date of Optionee's death, but only during the option term, with respect to all of the shares of common stock subject to the option if, on or prior to the date of Optionee's death, the option had become exercisable with respect to all of the shares of common stock subject to the option pursuant to any of subsections 1(c)(1)-(6) or (8). If Optionee ceases to be employed by the Company by reason of death prior to June 30, 2004 and the option had not become exercisable on or prior to the date of Optionee's death pursuant to any of subsections 1(c)(1)-(6) or (8), then the option shall become exercisable as of the time of such death by the executor, administrator, personal representative or beneficiary of Optionee for the 90-day period commencing on the date of Optionee's death, but only during the option term, as to the number of shares of common stock determined by multiplying the number of shares of common stock subject to the First Premium Option, the Second Premium Option and the Third Premium Option, respectively, by a fraction, the numerator of which is the number of calendar months which have elapsed since and including January, 1995 through the date of such death (rounded up to the nearest whole number) and the denominator of which is 114. The portion of the option which does not become exercisable pursuant to the preceding sentence shall be cancelled as of the date of Optionee's death. If Optionee ceases to be employed by the Company by reason of death on or after June 30, 2004, then the option shall be exercisable by the executor, administrator, personal representative or beneficiary of Optionee during the 90-day period commencing on the date of Optionee's death, but only during the option term, with respect to all of the shares of common stock subject to the option.

          (b) If Optionee ceases to be employed by the Company prior to December 31, 1998 for any reason other than death, the option shall be cancelled as of the effective date of such cessation of employment. If Optionee ceases to be employed by the Company on or after December 31, 1998 by reason of retirement on or after age 65, retirement on or after age 55 with the consent of the Company or total and permanent disability, then the option shall be exercisable by Optionee during the five-year period commencing on the effective date of such cessation of employment, but only during the option term, with respect to all of the shares of common stock subject to the option if, on or prior to the effective date of such cessation of employment, the option had become exercisable with respect to all of the shares of common stock subject to the option pursuant to any of subsections 1(c)(1)-(8). If Optionee ceases to be employed by the Company on or after December 31, 1998 by reason of retirement on or after age 65, retirement on or after 55 with the consent of the Company or total and permanent disability and the option had not become exercisable on or prior to the effective date of such cessation of employment pursuant to any of subsections 1(c)(1)-(8), then the option shall become exercisable by Optionee, during the five-year period commencing on the effective date of such cessation of employment, but only during the option term, and only in accordance with subsections 1(c)(2)-(8); provided, however, that the option may (in the case of subsections 1(c)(2)-(6)) or shall (in the case of subsections 1(c)(7)-(8)) become exercisable during such five-year period only as to the number of shares of common stock determined by multiplying the number of shares of common stock subject to the First Premium Option, the Second Premium Option and the Third Premium Option, respectively, by a fraction, the numerator of which is the number of calendar months which have elapsed since and including January, 1995 through the effective date of such cessation of employment (rounded up to the nearest whole number) and the denominator of which is 114. The portion of the option which may not become exercisable pursuant to the preceding sentence shall be cancelled as of the effective date of such cessation of employment.

          (c) If Optionee ceases to be employed by the Company for any reason other than death, retirement on or after age 65, retirement on or after age 55 with the consent of the Company or total and permanent disability, then the option shall be exercisable by Optionee during the 90-day period commencing on the effective date of such cessation of employment, but only during the option term, to the extent Optionee was entitled under Section 1(c) hereof to exercise the option on the effective date of such cessation of employment. The portion of the option which may not become exercisable pursuant to the preceding sentence shall be cancelled as of the effective date of Optionee's cessation of employment.

          6. Neither the option nor any rights hereunder may be transferred other than by will or the laws of descent and distribution. During Optionee's lifetime the option is exercisable only by Optionee or Optionee's guardian, personal representative or similar person. Any other transfer or any attempted assignment, pledge or hypothecation, whether by operation of law or otherwise, shall be void. The option is not subject to execution, attachment or other process and no person shall be entitled to any rights hereunder by virtue of any attempted execution, attachment or other process.

          7. In the event of the death of Optionee (a) during the five-year period commencing on the effective date of Optionee's cessation of employment by reason of retirement on or after age 65, retirement on or after age 55 with the consent of the Company or total and permanent disability or (b) during the 90-day period commencing on the effective date of Optionee's cessation of employment for any other reason, the option may be exercised by the executor, administrator, personal representative or beneficiary of Optionee during the 90-day period commencing on the date of Optionee's death, but only during the option term, to the extent Optionee was entitled to exercise the option on the date of Optionee's death.

          8. Upon the occurrence of any of the following events subsequent to the option date, the option shall be adjusted as follows:

          (a) Appropriate adjustments shall be made by the Committee administering the Plan in the number of shares purchasable under the option to give effect to any stock splits, stock dividends and other relevant changes in capitalization.

          (b) In case the Company shall effect a merger, consolidation or other reorganization pursuant to which the outstanding shares of common stock of the Company shall be exchanged for other shares, securities or consideration of the Company or of another corporation or entity a party to such merger, consolidation or other reorganization, Optionee shall have the right to purchase, at the aggregate option price provided for in this Agreement and on the same terms and conditions, the kind and number of other shares, securities or consideration of the Company or such other corporation or entity which would have been issuable or payable to Optionee in respect of the number of shares of common stock of the Company which were subject to the option immediately prior to the effective date of such merger, consolidation or other reorganization had such shares then been owned by Optionee. The Company agrees that it will make appropriate provisions for the preservation of Optionee's option rights in any agreement or plan which it enters into or adopts to effect any such merger, consolidation or other reorganization.

          Any adjustment required as a result of the foregoing provisions of this Section 8 shall be effected in such manner that the difference between the aggregate fair market value of the other shares, securities or consideration subject to the option immediately after giving effect to such adjustment and the aggregate option price of such other shares, securities or consideration shall be substantially equal to (but shall not be more than) the difference between the aggregate fair market value of the shares subject to the option immediately prior to such adjustment and the aggregate option price of such shares. Any adjustments made under this Section shall be determined by the Committee administering the Plan.

          9. For purposes of this Agreement, employment by the Company shall be deemed to include employment by a corporation which is a "parent corporation" or a "subsidiary corporation" of the Company (as defined in Section 425 of the Internal Revenue Code of 1986 (hereinafter called the "Code")), employment by any corporation which succeeds to the obligations of the Company hereunder pursuant to Section 8(b) hereof, and employment by a corporation which is a "parent corporation" or a "subsidiary corporation" of any such corporation (as defined in the above-mentioned section of the Code).

          10. The option is subject to the condition that if the listing, registration or qualification of the shares subject to the option on any securities exchange or under any state or federal law, or if the assent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the option or the delivery or purchase of shares thereunder, the option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

          11. The Committee administering the Plan, as from time to time constituted, shall have the right to determine any questions which arise in connection with this Agreement or the option. This Agreement and the option are subject to the provisions of the Plan and shall be interpreted in accordance therewith.

          12. This Agreement shall not be construed as an employment contract and does not give the Optionee any right to continued employment by the Company, and the fact that the termination of Optionee's employment occurs during the option term shall in no way be construed as giving the Optionee the right to continue in the Company's employ.

          13. The option shall not be treated as an incentive stock option within the meaning of Section 422 of the Code.

          14. This Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights in the option.

          15. Any notice, including a notice of exercise of the option, required to be given hereunder to the Company shall be addressed to the Company at its office at 77 West Wacker Drive, Chicago, Illinois 60601-1696, attention of the Vice President, Compensation and Benefits, and any notice required to be given hereunder to Optionee shall be addressed to Optionee at Optionee's residence address as shown in the Company's records, subject to the right of either party hereafter to designate in writing to the other some other address. Any such notice shall be deemed to have been duly given on the day that such notice is received by the Vice President, Compensation and Benefits. Any such notice shall be (i) delivered to the Vice President, Compensation and Benefits by personal delivery, facsimile, United States mail or by express courier service and (ii) deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the Vice President, Compensation and Benefits if by United States mail or express courier service; provided, however, that if any notice is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

          IN WITNESS WHEREOF, R. R. DONNELLEY & SONS COMPANY has caused this instrument to be executed as of the day and year first above written.


                                    R. R. DONNELLEY & SONS COMPANY


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


The terms and conditions of the
foregoing Stock Option Agreement
are hereby accepted by the
undersigned this _____ day of
__________________, 199_



--------------------------------
Optionee